Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 26, 2019	/s/ CHARLES E. ADAIR
Charles E. Adair

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 26, 2019	/s/ DE LYLE W. BLOOMQUIST
De Lyle W. Bloomquist

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 31, 2019	/s/ C. DAVID BROWN, II
C. David Brown, II

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with

Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 29, 2019	/s/ JULIE A. DILL
Julie A. Dill

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 29, 2019	/s/ MARK E. GAUMOND
Mark E. Gaumond

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 25, 2019	/s/ MATTHEW P. HEPLER
Matthew P. Hepler

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 26, 2019	/s/ JAMES F. KIRSCH
James F. Kirsch

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 25, 2019	/s/ THOMAS I. MORGAN
Thomas I. Morgan

Exhibit 24
Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 28, 2019	/s/ LISA M. PALUMBO
Lisa M. Palumbo